Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

As of June 30, 2021

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking statements” within the meaning of the federal securities laws that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Quarterly Report on Form 10-Q. Forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, financial condition, liquidity, capital resources, cash flows, dividends, results of operations and other financial and operating information. When used in this presentation, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “should,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

The forward-looking statements contained in this presentation are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to it and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to the factors, risks and uncertainties described in the Annual Report on Form 10-K, as filed March 30, 2021 (“Annual Report”) and the Company’s Quarterly Report on Form 10-Q filed with the SEC on the date hereof (“Quarterly Report”), changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the “Risk Factors” section of the Annual Report and the Quarterly Report, many of which are beyond our control. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

COMPANY OVERVIEW

Description

- Presidio Property Trust, Inc. ("Presidio" or the "Company") was founded in 1999 as NetREIT
- Presidio is an internally managed real estate company focused on commercial real estate opportunities in often overlooked and regionally dominant markets
- The Company acquires, owns and manages office and industrial real estate assets in markets with strong demographic and economic drivers with attractive going-in cap rates
- Presidio's commercial portfolio currently includes 11 commercial properties with a book value of approximately $124 million
- In addition to its commercial real estate holdings, Presidio generates fees and rental income from affiliated entities, which manage and/or own a portfolio of model homes (1)

Corporate Information

Headquarters	San Diego, CA
Founded	1999
Key Geographies	CA, CO, ND
Employees	20

Portfolio Summary (Number / Square Footage)

Office	7 properties / 547,261 sq. ft.
Retail	3 properties / 110,552 sq. ft.
Industrial	1 property / 150,030 sq. ft.
Model Homes (1)	6 funds / 92 homes

Portfolio Value & Debt

Book Value	$124 million (2)
Existing Secured Debt	$90 million

(1) The Company holds partial ownership interests in several entities which own model home properties
(2) Includes book value of model homes

Commercial Real Estate
Model Home Business

COMMERCIAL PORTFOLIO

Property Location ($ in 000s)	Sq. Ft.	Date Acquired	Year Property Constructed	Purchase Price (1)	Occupancy	Percent Ownership	Mortgage Outstanding
Office/Industrial Properties:
Genesis Plaza, San Diego, CA (2)(3)	57,807	08/10	1989	10,000	74.7%	76.4%	6,223
Dakota Center, Fargo, ND	119,434	05/11	1982	9,575	72.3%	100.0%	9,789
Grand Pacific Center, Bismarck, ND	93,058	04/14	1976	5,350	71.2%	100.0%	3,679
Arapahoe Service Center II, Centennial, CO	79,023	12/14	2000	11,850	100.0%	100.0%	7,852
West Fargo Industrial, West Fargo, ND	150,030	08/15	1998/2005	7,900	87.6%	100.0%	4,206
300 N.P., West Fargo, ND	34,517	08/15	1922	3,850	69.9%	100.0%	2,253
One Park Centre, Westminster, CO	69,174	08/15	1983	9,150	82.5%	100.0%	6,331
Shea Center II, Highlands Ranch, CO	121,301	12/15	2000	25,325	94.7%	100.0%	17,621
Total Office/Industrial Properties	724,344			$83,000	83.2%		$57,954

Retail Properties:
World Plaza, San Bernardino, CA (4)	55,810	09/07	1974	7,650	100.0%	100.0%	—
Union Town Center, Colorado Springs, CO	44,042	12/14	2003	11,212	96.8%	100.0%	8,245
Research Parkway, Colorado Springs, CO	10,700	8/15	2003	2,850	88.8%	100.0%	1,733
Total Retail Properties	110.552			$21.712	97.65%		$9,978

Total Commercial Properties	834,896			$104,712	85.1%		$67,932

(1)	Prior to January 1, 2009, “Purchase Price” includes our acquisition related costs and expenses for the purchase of the property. After January 1, 2009, acquisition related costs and expenses were recognized as expense when incurred.

(2)	Approximately 9,224 square feet, or 16.0% of this property, is occupied by us as our corporate offices and related parties.

(3)	This property is owned by two tenants-in-common, each of which owns 57% and 43%, respectively, and we beneficially own an aggregate interest of 76.4%.

(4)	This property is classified as held for sale as of June 30, 2021.

MODEL HOMES PORTFOLIO

Region	No. of Properties	Aggregate Square Feet	Approximate % of Aggregate Square Feet	Current Annual Base Rent	Approximate % of Aggregate Annual Rent	Purchase Price	Current Mortgage Balance
Southwest	85	254,901	87.8%	$2,635,404	84.8%	$34,300,302	$22,770,938
Southeast	3	8,201	8.1%	292,140	9.4%	3,629,626	2,232,828
Northeast	2	6,153	2.1%	99,276	3.2%	1,103,000	707,396
Midwest	2	6,602	2.0%	80,844	2.6%	898,250	621,510
Total	92	311,102	100%	$3,107,664	100%	$39,931,178	$26,332,673

CONSOLIDATED BALANCE SHEET

	June 30,	December 31,
	2021	2020
	(Unaudited)
ASSETS
Real estate assets and lease intangibles:
Land	$17,199,715	$18,827,000
Buildings and improvements	108,927,843	115,409,423
Tenant improvements	12,264,082	11,960,018
Lease intangibles	4,110,139	4,110,139
Real estate assets and lease intangibles held for investment, cost	142,501,779	150,306,580
Accumulated depreciation and amortization	(28,480,085)	(26,551,789)
Real estate assets and lease intangibles held for investment, net	114,021,694	123,754,791
Real estate assets held for sale, net	10,370,836	42,499,176
Real estate assets, net	124,392,530	166,253,967
Cash, cash equivalents and restricted cash	29,343,392	11,540,917
Deferred leasing costs, net	1,178,277	1,927,951
Goodwill	2,423,000	2,423,000
Other assets, net	3,509,354	3,422,781
TOTAL ASSETS	$160,846,553	$185,568,616
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$89,226,919	$94,664,266
Mortgage notes payable related to properties held for sale, net	753,439	25,365,430
Mortgage notes payable, total net	89,980,358	120,029,696
Note payable, net	—	7,500,086
Accounts payable and accrued liabilities	4,391,594	5,126,199
Accrued real estate taxes	940,701	2,548,686
Dividends payable preferred stock	95,836	—
Lease liability, net	89,251	102,323
Below-market leases, net	98,883	139,045
Total liabilities	95,596,623	135,446,035
Commitments and contingencies (Note 9)
Equity:
Series D Preferred Stock, $0.01 par value per share; 1,000,000 shares authorized; 0 and 920,000 shares issued and outstanding (liquidation preference $25.00 per share) as of June 30, 2021 and December 31, 2020, respectively	9,200	—
Series A Common Stock, $0.01 par value, shares authorized: 100,000,000; 9,508,363 shares were both issued and outstanding at June 30, 2021 and December 31, 2020, respectively	95,038	95,038
Additional paid-in capital	176,943,749	156,463,146
Dividends and accumulated losses	(125,590,168)	(121,674,505)
Total stockholders’ equity before noncontrolling interest	51,457,819	34,883,679
Noncontrolling interest	13,792,111	15,238,902
Total equity	65,249,930	50,122,581
TOTAL LIABILITIES AND EQUITY	$160,846,553	$185,568,616

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2021	2020	2021	2020
Revenues:
Rental income	$4,553,798	$5,879,526	$10,031,021	$12,665,211
Fees and other income	292,785	241,878	484,316	485,344
Total revenue	4,846,583	6,121,404	10,515,337	13,150,555
Costs and expenses:
Rental operating costs	1,485,815	1,999,834	3,324,738	4,380,926
General and administrative	1,344,770	1,278,971	2,882,036	2,630,316
Depreciation and amortization	1,368,209	1,622,230	2,797,143	3,196,756
Impairment of real estate assets	—	845,674	300,000	845,674
Total costs and expenses	4,198,794	5,746,709	9,303,917	11,053,672
Other income (expense):
Interest expense-mortgage notes	(1,207,036)	(1,477,628)	(2,512,057)	(3,165,404)
Interest expense - note payable	—	(795,728)	(279,373)	(1,661,798)
Interest and other income (expense), net	(20,657)	8,400	(53,443)	1,405
Gain on sales of real estate, net	2,594,341	334,096	1,433,014	324,261
Gain on extinguishment of government debt	—	—	10,000	—
Income tax expense	(238,701)	(51,369)	(288,899)	(135,000)
Total other income (expense), net	1,127,947	(1,982,229)	(1,690,758)	(4,636,536)
Net income (loss)	1,775,736	(1,607,534)	(479,338)	(2,539,653)
Less: Loss attributable to noncontrolling interests	(925,697)	(315,282)	(1,332,305)	(490,293)
Net income (loss) attributable to Presidio Property Trust, Inc. stockholders	$850,039	$(1,922,816)	$(1,811,643)	$(3,029,946)
Less: Preferred Stock Series D dividends	$(95,836)	$—	$(95,836)	$—
Net income (loss) attributable to Presidio Property Trust, Inc. common stockholders	$754,203	$(1,922,816)	$(1,907,479)	$(3,029,946)

Net income (loss) per share attributable to Presidio Property Trust, Inc. common stockholders
Basic	$0.08	$(0.22)	$(0.20)	$(0.34)
Diluted	$0.08	$(0.22)	$(0.20)	$(0.34)

Weighted average number of common shares outstanding - basic & diluted	9,508,363	8,897,037	9,508,363	8,889,436

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Six Months Ended June 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(479,338)	$(2,539,653)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	2,797,143	3,196,756
Stock compensation	582,199	361,243
Bad debt expense		51,912
Gain on sale of real estate assets, net	(1,433,014)	(324,261)
Gain on extinguishment of government debt	(10,000)	—
Impairment of real estate assets	300,000	845,674
Accretion of original issue discount	—	675,603
Amortization of financing costs	371,201	733,024
Amortization of above-market leases	36,055	25,341
Amortization of below-market leases	(34,450)	(83,586)
Straight-line rent adjustment	(170,554)	(160,584)
Changes in operating assets and liabilities:
Other assets	(426,209)	997,694
Accounts payable and accrued liabilities	(938,461)	(1,860,992)
Accrued real estate taxes	(1,607,985)	(1,717,453)
Net cash (used in) provided by operating activities	(1,013,413)	200,718
Cash flows from investing activities:
Real estate acquisitions	(2,851,800)	(6,292,383)
Additions to buildings and tenant improvements	(332,508)	(2,382,436)
Additions to deferred leasing costs	(73,491)	(95,151)
Proceeds from sales of real estate, net	44,335,436	29,383,743
Net cash provided by investing activities	41,077,637	20,613,773
Cash flows from financing activities:
Proceeds from mortgage notes payable, net of issuance costs	8,003,807	7,154,117
Repayment of mortgage notes payable	(38,077,499)	(24,171,066)
Repayment of note payable	(7,675,598)	(5,224,401)
Payment of deferred offering costs	(214,982)	(95,652)
Distributions to noncontrolling interests, net	(2,779,096)	(210,775)
Issuance of Preferred Stock Series D, net of offering costs	20,489,803	—
Dividends paid to common stockholders	(2,008,184)	—
Net cash used in financing activities	(22,261,749)	(22,547,777)
Net increase in cash equivalents and restricted cash	17,802,475	(1,733,286)
Cash, cash equivalents and restricted cash - beginning of period	11,540,917	10,391,275
Cash, cash equivalents and restricted cash - end of period	$29,343,392	$8,657,989
Supplemental disclosure of cash flow information:
Interest paid-mortgage notes payable	$2,400,367	$3,089,554
Interest paid-notes payable	$103,861	$425,267
Unpaid deferred financing costs	$35,000	$91,037
Non-cash financing activities:
Issuance of stock for limited partnership interests	$—	$1,247,990
Dividends payable - Preferred Stock Series D	$95,836	$—

EBITDAre RECONCILIATION

	For the Three Months Ended		For the Six Months Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$754,203	$(1,922,816)	$(1,907,479)	$(3,029,946)
Adjustments:
Interest Expense	1,207,036	2,273,356	2,791,430	4,827,202
Depreciation and Amortization	1,370,824	1,593,909	2,798,748	3,138,511
Asset Impairments	—	845,674	300,000	845,674
Net Loss on Sales of RE	(2,594,341)	(334,096)	(1,433,014)	(324,261)
Gain Extinguishment of Government Debt	—	—	(10,000)	—
Income Taxes	238,701	51,369	288,899	135,000

EBITDAre	$976,422	$2,507,396	$2,828,584	$5,592,180

FFO AND CORE FFO RECONCILIATION

	For the Three Months Ended		For the Six Months Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$754,203	$(1,922,816)	$(1,907,479)	$(3,029,946)
Adjustments:
Income attributable to noncontrolling interests	925,696	315,282	1,332,305	490,293
Depreciation and amortization	1,368,209	1,622,230	2,797,143	3,196,756
Amortization of above and below market leases, net	2,615	(28,321)	1,605	(58,245)
Impairment of real estate assets	-	845,674	300,000	845,674
Loss (gain) on sale of real estate assets, net	(2,594,341)	(334,096)	(1,433,014)	(324,261)
FFO	$456,382	$497,953	$1,090,560	$1,120,271
Restricted stock compensation	280,652	203,872	582,199	361,243
Core FFO	$737,034	$701,825	$1,672,759	$1,481,514

Weighted average number of common shares outstanding - basic and diluted	9,508,363	8,897,037	9,508,363	8,889,436

Core FFO / Wgt Avg Share	$0.08	$0.08	$0.18	$0.17

SAME STORE ANALYSIS

	For the Three Months Ended June 30,		Variance
	2021	2020		%
Rental revenues	$3,647529	$3,864754	$(217,225)	(5.6)%
Rental operating costs	1,412,132	1,441,104	(28,971)	(2.0)%
Same Store Net operating income	$2,235,397	$2,423,650	$(188,253)	(7.8)%

Operating Ratios:
Number of same properties	11	11
Occupancy, end of period	85.1%	85.2%		(0.1)%
Operating costs as a percentage of total revenues	38.7%	37.3%		(1.4)%

	For the Six Months Ended June 30,		Variance
	2021	2020		%
Rental revenues	$7,465,213	$7,816,436	$(351,223)	(4.5)%
Rental operating costs	2,912,578	3,046,693	(134,115)	(4.4)%
Same Store Net operating income	$4,552,635	$4,769,743	$(217,108)	(4.6)%

Operating Ratios:
Number of same properties	11	11
Occupancy, end of period	85.1%	85.2%		(0.1)%
Operating costs as a percentage of total revenues	39.0%	39.0%		(1.4)%

SEGMENT DATA

DEFINITIONS – NON-GAAP MEASUREMENTS

EBITDAre - EBITDAre is defined by NAREIT as earnings before interest, taxes, depreciation and amortization, gain or loss on disposal of depreciated assets, and impairment write-offs.

Funds from Operations (“FFO”) – The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO, a non-GAAP measure, as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

However, because FFO excludes depreciation and amortization as well as the changes in the value of the Company’s properties that result from use or market conditions, each of which have real economic effects and could materially impact the Company’s results from operations, the utility of FFO as a measure of the Company’s performance is limited. In addition, other REITs may not calculate FFO in accordance with the NAREIT definition as the Company does, and, accordingly, the Company’s FFO may not be comparable to other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of the Company’s performance.

Core Funds from Operations (“Core FFO”) – We calculate Core FFO, a non-GAAP measure, by using FFO as defined by NAREIT and adjusting for certain other non-core items. We also exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of the earn-out, changes in fair value of contingent consideration and the amortization of stock-based compensation.

We believe Core FFO provides a useful metric in comparing operations between reporting periods and in assessing the sustainability of our ongoing operating performance. Other equity REITs may calculate Core FFO differently or not at all, and, accordingly, the Company’s Core FFO may not be comparable to such other REITs’ Core FFO.

Same Store Net Operating Income (“Same Store NOI”) – Same Store NOI, a non-GAAP measure, is calculated as the net operating income attributable to the properties continuously owned and operated for the entirety of the reporting periods presented. The Company’s definition of Same Store NOI excludes properties that were not stabilized during both of the applicable reporting periods. These exclusions may include, but are not limited to, acquisitions, dispositions and properties undergoing repositioning or significant renovations.

The Company evaluates the performance of its same-store property operating results based upon net operating income from continuing operations, which is a non-GAAP supplemental financial measure. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other operating income) less property and related expenses (property operating expenses, real estate taxes, insurance and provision for bad debt) less interest expense. NOI excludes certain items that are not considered to be controllable in connection with the management of an asset such as non-property income and expenses, depreciation and amortization, asset management fees and corporate general and administrative expenses. The Company believes that net income is the GAAP measure that is most directly comparable to NOI; however, NOI should not be considered as an alternative to net income as the primary indicator of operating performance as it excludes the items described above.

We believe Same Store NOI, a non-GAAP measure, is an important measure of comparison because it allows for comparison of operating results of stabilized properties owned and operated for the entirety of both applicable periods and therefore eliminates variations caused by acquisitions, dispositions or repositioning during such periods. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs.